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                                                                    EXHIBIT 3.22

                                    FILE COPY


                          CERTIFICATE OF INCORPORATION

                                ON CHANGE OF NAME

                               Company No. 4003596


The Registrar of Companies for England and Wales hereby certifies that

REALGLASS LIMITED

having by special resolution changed its name, is now incorporated under the name of

SOLO CUP (UK) LIMITED

Given at Companies House, London, the 21st July 2000


*C04003596R*

                                                /s/ [ILLEGIBLE]
                                                For The Registrar Of Companies


                          C O M P A N I E S  H O U S E

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Company Number: 4003596


                               SPECIAL RESOLUTION

                                       OF

                                REALGLASS LIMITED


INSTANT COMPANIES LIMITED, currently the sole member of the above-named Company, HEREBY PASSES the following written resolution pursuant to section 381A of the Companies Act 1985.


It is resolved:


That the name of the Company be changed to SOLO CUP (UK) LIMITED


Date: 18th July 2000


                                 /s/ [ILLEGIBLE]
     -----------------------------------------------------------------------
               (AUTHORISED SIGNATORY OF INSTANT COMPANIES LIMITED)
                            Sole member and director


Jordans Limited
20-22 Bedford Row
London WC1R 4JS
Ref: 3C6984

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                                    FILE COPY


                          CERTIFICATE OF INCORPORATION

                          OF A PRIVATE LIMITED COMPANY


                               Company No. 4003596


The Registrar of Companies for England and Wales hereby certifies that

REALGLASS LIMITED


is this day incorporated under the Companies Act 1985 as a private company and that the company is limited.


Given at Companies House, Cardiff, the 30th May 2000

*N04003596E*


                          C O M P A N I E S  H O U S E